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                                                                    EXHIBIT 23.1

                    SIMULATION SCIENCES INC. AND SUBSIDIARIES

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-22137 and 333-42697 on Form S-8 of our report dated February 6, 1998, appearing in this Annual Report on Form 10-K of Simulation Sciences Inc. and subsidiaries for the year ended December 31, 1997.



/s/ Deloitte & Touche
DELOITTE & TOUCHE LLP

Costa Mesa, California
March 30, 1998